Supplement to the
Spartan® Small Cap Index Fund
Investor Class and Fidelity Advantage® Class
June 29, 2015
Summary Prospectus

Effective June 14, 2016, Spartan® Small Cap Index Fund will be renamed Fidelity® Small Cap Index Fund. Effective June 14, 2016, Fidelity® Advantage Class will be renamed Premium Class.

SCX-SUM-16-01  May 13, 2016
1.9870403.100

Supplement to the
Spartan® Index Funds Spartan Small Cap Index Fund
Institutional Class and Fidelity Advantage® Institutional Class
June 29, 2015
Summary Prospectus

Effective June 14, 2016, Spartan Small Cap Index Fund will be renamed Fidelity® Small Cap Index Fund. Effective June 14, 2016, Fidelity Advantage Institutional Class will be renamed Institutional Premium Class.

Effective June 14, 2016, the following information replaces similar information found in the "Fund Summary" section under the heading "Purchase and Sale of Shares".

You may buy or sell shares through a Fidelity brokerage or mutual fund account, through a retirement account, or through an investment professional.

Effective June 14, 2016, the following information replaces similar information found in the "Fund Summary" section under the heading "Purchase and Sale of Shares".

Initial Purchase Minimum - Institutional Class	$5 million
Initial Purchase Minimum - Institutional Premium Class	$100 million

The fund may waive or lower purchase minimums in other circumstances.

Effective June 14, 2016, the following information replaces similar information found in the "Fund Summary" section under the heading "Tax Information".

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

SCX-I-SCX-AI-SUM-16-01  May 13, 2016
1.9870407.100